UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest reported)	February 15, 2011

USA VIDEO INTERACTIVE CORP.
(Exact name of registrant as specified in its chapter)
WYOMING	0-29651	06-15763-91
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)
1224 Mill Street, Bldg 2 – Suite 117, East Berlin, CT	06023
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code	(860) 739-8030

8 West Main Street, Niantic, Connecticut, 06352
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
( ) Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

( ) Pre commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01

Changes in Registrant’s Certifying Accountant.

On August 3, 2010, the Registrant appointed ABBM Group Ltd LLP (“ABBM”) as the Registrant’s independent auditor, which appointment was to commence with the audit of the Registrant’s financial statements for the year ended December 31, 2010.

The Registrant was subsequently informed by the audit engagement partner, John A. Braden, that he had resigned from ABBM and that ABBM that had chosen to neither register with nor transfer the existing participation agreement of John A. Braden & Company, P.C. with the Canadian Public Accountability Board (“CPAB”) in Canada.  As the Registrant is also a reporting issuer in Canada, it is required to appoint an auditor that is registered with CPAB.  On February 15, 2011, the Registrant notified ABBM that effective that date, the firm would be terminated as the Registrant’s auditor.

As a result of its termination, ABBM has neither audited nor issued an auditor’s report on the Registrant’s financial statements for the year ended December 31, 2010.

On February 15, 2011, the Registrant appointed Killman, Murrell & Company, P.C. (“KMC”) as the Registrant’s independent auditor, commencing with the audit of the Registrant’s financial statements for the year ended December 31, 2010.

During the year ended December 31, 2010, and the subsequent interim period through February 15, 2011, the date of termination of ABBM, there were no disagreements with ABBM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to ABBM’s satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Registrant’s consolidated financial statements for such year; and there were no reportable events, as listed in Item 304(a)(l)(v) of Regulation S-K.

The Registrant provided ABBM with a copy of the disclosure in Item 4.01 of this Form 8-K and requested in writing that ABBM furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosure.  ABBM provided a letter, dated February 15, 2011, stating its agreement with such statements, which letter is included as an exhibit to this Form 8-K.

During the year ended December 31, 2010 and through the date of the Audit Committee’s decision, the Registrant did not consult ABBM with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s consolidated financial statements, or any other matter or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

The decision to dismiss ABBM and engage KMC was approved by the audit committee of the Registrant’s board of directors on February 15, 2011.

KMC has furnished the Registrant with a letter dated February 15, 2011, stating its agreement with the disclosure in Item 4.01 of this Form 8-K, which letter is included as an exhibit to this Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

Exhibit 16.1

Letter from ABBM Group Ltd. LLP dated February 15, 2011, addressed to the Securities and Exchange Commission confirming agreement with Item 4.01 of this Form 8-K.

Exhibit 16.2

Letter from Killman, Murrell & Company, P.C. dated February 15, 2011, addressed to Securities and Exchange Commission confirming agreement with Item 4.01 of this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA VIDEO INTERACTIVE CORP.

Date :  March 30, 2011

By :

/s/  Edwin Molina

Edwin Molina,

President